Consolidated Balance Sheets (Parentheticals) - USD ($) $ in Thousands	Mar. 31, 2026	Mar. 31, 2025
Accounts receivable, net (in Dollars)	$ 5,622	$ 3,520
Common stock, shares issued	38,417,987	38,417,987
Common stock, shares outstanding	38,417,987	38,417,987
Convertible note payable	$ 2,000
Class B Preference Shares
Preferred Stock, Shares Issued	3,000,000
Preferred Stock, Shares Outstanding	3,000,000